NASDAQ:DARE January 2018 Delivering innovation by daring to be different biotechnology for women, by women Exhibit 99.1

Forward Looking Statements This presentation is for informational purposes only and is not an offer to sell or a solicitation of an offer to buy any securities of DARÉ BIOSCIENCE, INC. (“dARE” OR THE “COMPANY”). THIS PRESENTATION INCLUDES CERTAIN INFORMATION OBTAINED FROM TRADE AND STATISTICAL SERVICES, THIRD PARTY PUBLICATIONS, AND OTHER SOURCES. DARÉ HAS NOT INDEPENDENTLY VERIFIED SUCH INFORMATION AND THERE CAN BE NO ASSURANCE AS TO ITS ACCURACY. FURTHER, THIS PRESENTATION SPEAKS AS OF THE DATE SET FORTH HEREIN, AND THE DELIVERY OF THIS PRESENTATION SHALL NOT, UNDER ANY CIRCUMSTANCES, CREATE AN IMPLICATION THAT THERE HAS BEEN NO CHANGE IN DARÉ’S AFFAIRS AFTER THE DATE SET FORTH HEREIN.   This presentation contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. IN SOME CASES, YOU CAN IDENTIFY FORWARD LOOKING STATEMENTS BY TERMS SUCH AS “MAY,” ”WILL,” “EXPECT,” “PLAN,” “ANTICIPATE,” “Strategy,” “designed,” “currently,” “COULD,” “INTEND,” “BELIEVE,” “ESTIMATE,” OR “POTENTIAL” OR THE NEGATIVE OF THESE TERMS OR OTHER SIMILAR EXPRESSIONS. THE FORWARD LOOKING STATEMENTS OF THIS PRESENTATION ARE ONLY PREDICTIONS AND ARE SUBJECT TO A NUMBER OF RISKS, UNCERTAINTIES AND ASSUMPTIONS, INCLUDING, WITHOUT LIMITATION risks and uncertainties relating to: the outcome or success of DARÉ’s clinical trials; DARÉ’s ability to maintain and protect its intellectual property; AND DARÉ’S ABILITY TO DEVELOP OVAPRENE® AT THE COST AND IN THE TIMELINE set forth HEREIN. the Forward looking statements in this presentation represent DARÉ’S views only as of the date of this presentation, AND DARÉ undertakes no obligation to update or review any forward looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

Delivering Innovation in Women’s Health Mission: Identify, develop and bring to market a diverse portfolio of novel therapies that expand treatment options, improve outcomes and facilitate convenience for women. Deliver innovation by filling the development gap Fragmented market segment between early and late stage development and the for-profit and non-profit sectors – promising candidates available for licensing, some with existing proof-of-concept human clinical data. Initial areas of focus: contraception, sexual & vaginal health, fertility Women’s health therapeutics global market is expected to reach $22 billion by 2018.(1) Global contraception market alone is expected to reach $33 billion by 2023.(2) BCC Research Global Market Insights

Corporate Summary Ovaprene™: convenient non-hormonal contraceptive method Unique combination approach seeks to generate effectiveness in the range of the birth control pill Enrollment to begin in early 2018 for Postcoital Test (PCT) Clinical Trial; trial completion expected in 2nd half 2019. 12 issued patents worldwide (9 U.S.); key patent’s last claims expire August 2028, potential extension to 2033 Opportunities for growth and expansion Actively identifying and evaluating potential product candidates in women’s health to license or develop in addition to Ovaprene™ Partnering strategy to maximize efficiencies and drive value Ideal co-development partners are non-profit organizations with prior U.S. regulatory successes Commercialization via an established pharma partner Experienced management team with deep expertise in women’s health

Innovation in Contraception All about hormones Advances beyond “the pill” have largely focused on new combinations, doses, durations and modes of administration Successful hormonal commercial brands, easy to use NuvaRing® Merck’s hormonal monthly vaginal ring (2016 revenue: $777 million) Mirena® Bayer’s hormonal intrauterine system (2016 revenue: $1.13 billion) What’s lacking? Advances in easy-to-use and effective non-hormonal alternatives The current contraceptive method mix still fails to meet the needs of all women.

Contraception: Large Market with Compelling Needs The global market for contraception was $19 billion in 2015 and is estimated to grow over 6% to $33 billion in 2023. (1) 40 million women of reproductive age in the U.S. are currently using a contraceptive method, about 62% of the population. Fifty percent of them are using a short-acting reversible method. (2) 4 in 10 women are not satisfied with their current method. (3) Twenty-two percent of women currently use non-hormonal short-acting methods as their primary form of birth control despite their limitations. (2) Condom remains the most widely used non-hormonal option. Global Market Insights, Inc. released in February, 2017 www.gutmacher.org, contraceptive fact sheet Ersek, J, Matern Child Health J (2011) 15:497–506

Ovaprene™: New Contraceptive Category Provides monthly contraceptive protection without hormones Silicone reinforced ring with a soft, absorbable scaffolding that encircles a fluid-permeable barrier Non-braided, multi-filament mesh functions as a physical barrier to sperm Contraceptive-loaded silicone matrix releases non-hormonal ingredients, ferrous gluconate and ascorbic acid, that act together to create a spermiostatic environment. Prevents advancement of viable sperm In a previous human postcoital test clinical study, Ovaprene™ prevented sperm from advancing into the cervical mucus. No intervention required at the time of intercourse Intravaginal ring (IVR) whose monthly usage is similar to that of NuvaRing®. If approved, it will require a physician Rx.

Need for Better “Typical Use” Non-Hormonal Efficacy A non-hormonal monthly option that is safe and effective, and provides protection over multiple weeks, could fill a current gap. Source: Guttmacher (www.guttmacher.org), FDA.gov

What do Contracepting Women Want? Features desired most in birth control: Efficacy Ease of Use Ease of Adherence No or Low Side Effects Easy Reversal 67 percent of women report that the vaginal ring has most of the features deemed extremely important(1) 85 percent of women would prefer a monthly option with a lower hormone dose than the pill(2) 80 percent currently use a non-coital dependent method(3) (1) Lessard, L,Perspectives on Sexual and Reproductive Health, Volume 44, Number 3,9-2012 (2) Hooper, DJ, Clin Drug Investig. 2010;30(11):74963 (3) Ersek, J, Matern Child Health J (2011) 15:497–506

What do Millennials Want? A survey of 1,000+ sexually active women aged 18-29 trying to avoid pregnancy revealed(1): 33% are uneasy about what taking the pill might mean for their fertility in the future 26% are scared by the medical warnings they see in the TV commercials 25% say taking something everyday “doesn’t work for me” 19% are afraid of a possible side effect like weight gain 17% say they are uncomfortable taking birth control pills because doing so is unnatural (1) The National Campaign to Prevent Teen and Unplanned Pregnancy, Survey of 1011 women aged 18-29, Mar 2013

Why is Non-Hormonal Important? Many women cannot tolerate hormones – breast tenderness, weight gain, mood swings, decreased sex drive and general discomfort Other women are contraindicated for long-term hormone use(1): Over 35 years old and smoke or have certain kinds of severe migraine headaches Have (or have had) breast cancer or any cancer that is sensitive to female hormones Have high blood pressure that medicine can’t control Have (or have had) blood clots in arms, legs, eyes or lungs Have an inherited blood problem that makes it clot more than normal Have had a stroke or heart attack Have certain heart valve problems or heart rhythm problems Have diabetes with kidney, eye, nerve or blood vessel damage Have liver disease, including liver tumors Have unexplained vaginal bleeding Are allergic to hormones used in pills, rings and injections (1) NuvaRing® hormonal IVR drug label

# Ovaprene™: Human Proof of Concept Study[1]

- **Postcoital Test (PCT) Clinical Trial Study Design:**
  - Open-label, single-arm, pilot safety and tolerability study as a barrier contraceptive
- **Patients:**
  - 21 women enrolled; all women completed one cycle of use
- **Results:**
  - Postcoital testing revealed **no viable sperm in the cervical mucus**
  - No colposcopic abnormalities, no significant changes in vaginal flora and no serious adverse effects observed

In PCT studies of similar size (Lea's Shield, FemCap, Ortho diaphragm and the SILCS (Caya®) diaphragm), those **products with no motile sperm in the cervical mucus during their PCT assessments demonstrated "typical use" contraceptive effectiveness of 88%** in pivotal contraceptive studies evaluating pregnancy rates over time.

*(1) Journal of Reproductive Medicine 2009; 54: 685-690*

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Ovaprene™: Strategy Forward U.S. Regulatory Strategy Previous FDA Request for Designation (RFD) determination Ovaprene™ will require a PMA with CDRH as lead review division Clinical path forward expected to be based on prior CDRH approvals (Example: Caya® diaphragm) Predictive efficacy postcoital test (PCT) clinical trial in 15-30 women with 1-3 months of use Proportion of women with an average of fewer than 5 progressively motile sperm per high powered field (HPF) in the cervical mucus 2-3 hours following coitus Safety assessments, PK, acceptability, fit, and ease of use Single pivotal clinical trial with ~250 completers over 6 months of use Pregnancy probability Safety, acceptability, fit, ease of use, assessments of vaginal health

Ovaprene™: Valuation Drivers J.L. Schwartz et al. / Contraception 78 (2008) 237–244. Schwartz JL, Weiner DH, Lai JJ, et al. Contraceptive efficacy, safety, fit, and acceptability of SILCS, a novel single-size diaphragm. 2014. 3 4 1 YEAR: 2 PCT Clinical Trial Caya® experience(1) - 14 months start to finish, including recruitment Pivotal Clinical Trial Caya® experience(2) - 18 months start to finish, including recruitment This timeline reflects management’s current estimates and constitutes a forward looking statement subject to qualifications elsewhere in the presentation. The actual development timeline may be substantially longer, and Daré is under no obligation to update or review this estimate. 2H 2019 2H 2021

Pricing Trends for Branded Contraceptive Products that Fill Gaps $41.27 $120.92* Average annual price increase: 12.4% *13 cycles equate to $1,571 per year (1) MediSpan Price Rx Select, January 2016. Average prices of 13 branded contraceptive products.

Financial Profile Background : NASDAQ:DARE Publicly traded via stock purchase agreement (reverse merger), closed July 19, 2017 Cash at closing sufficient through 2 years, to value inflection point of lead candidate Ovaprene™ Balance Sheet Data: Cash $8.5 million at 9/30/17 6 million shares outstanding No debt

# Experienced Team to Move the Field Forward

| | |
|---|---|
| **Sabrina Martucci Johnson**<br>*President and CEO* | WCG, Cypress Bioscience,<br>Advanced Tissue Sciences, Baxter Healthcare |
| **Lisa Walters-Hoffert**<br>*Chief Financial Officer* | ROTH Capital Partners, Citicorp Securities,<br>Bank of America, Oppenheimer & Co. |
| **Mark Walters**<br>*VP, Operations* | Pacira, SkyePharma, Alliance,<br>American Home Products |
| **Mike Gendreau, MD, PhD**<br>*Medical Affairs* | Cypress Bioscience, Microprobe, Battelle |
| **Bridget Martell, MD**<br>*Scientific Affairs* | Juniper Pharmaceuticals, Purdue Pharma, Pfizer |
| **Christine Mauck, MD, MPH**<br>*Clinical Affairs* | CONRAD, Population Council, RW Johnson, FDA |
| **Mary Jarosz**<br>*Global Regulatory Affairs* | WCG, Evofem, Abbott Laboratories |
| **Randall Freund**<br>*Quality Assurance* | WCG, Amylin, Cardinal Health, Advantar Labs |
| **Nadene Zack**<br>*Clinical Operations* | Retrophin, Aragon, Cypress Bioscience, Pfizer |

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Experienced Board of Directors Roger Hawley (Chairman) Zogenix, Alios Biopharma, InterMune, Elan Susan Kelley, MD Cerulean, Bayer, BMS, ArQule William Rastetter, PhD Cerulean, GRAIL, Receptos, Illumina, IDEC Robin Steele, JD, LLM InterMune, Elan, Alvea, Alios Biopharma, Sabrina Martucci Johnson WCG, Cypress Bioscience, Advanced Tissue Sciences, Baxter Healthcare

Investment Highlights Ovaprene™: convenient non-hormonal contraceptive method Intended to provide protection over multiple weeks of use, requiring no intervention at the time of intercourse Seeks to generate effectiveness in the range of the birth control pill Near term catalyst - enrollment to begin in early 2018 for PCT Opportunities for growth and expansion Women’s health multi-billion dollar market Actively evaluating promising candidates available for licensing Daré can fill the gaps in the market by addressing the development gap Experienced management team with deep expertise in women’s health and success in prior ventures in achieving regulatory approvals and partnering in novel product categories

858-926-7655 innovations@darebioscience.com www.darebioscience.com For more information: